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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  AUGUST 19, 1998


                             ----------------------


                                C-ATS SOFTWARE INC.
               (Exact name of registrant as specified in its charter)


         DELAWARE                     0-25526                    77-0185
    --------------------         ----------------         --------------------
     (State or other              (Commission File           (I.R.S. Employer
     jurisdiction of                  Number)              Identification No.)
     incorporation or
      organization)



  1870 EMBARCADERO ROAD
  PALO ALTO, CALIFORNIA                                           94303
--------------------------                                  ------------------
  (Address of principal                                         (Zip Code)
    executive offices)


       Registrant's telephone number, including area code:  (650) 321-3000


                                   NOT APPLICABLE
                                 ------------------
          (Former name or former address, if changed since last report)


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Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective August 19, 1998, C-ATS Software Inc., a Delaware corporation (the "Registrant"), dismissed Arthur Andersen LLP as its independent public accountants. The decision to dismiss Arthur Andersen LLP was made because the Registrant and Arthur Andersen LLP intend to enter into a material business relationship involving product marketing and distribution which creates a potential independence conflict as it relates to the Registrant. The dismissal of Arthur Andersen LLP was recommended by the Audit Committee of, and approved by, the Board of Directors of the Registrant effective August 19, 1998.

     Arthur Andersen LLP's report on the financial statements of the Registrant for each of the last two fiscal years ended December 31, neither contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's two most recent fiscal years and the interim period through August 19, 1998, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure and there were no "reportable events" with Arthur Andersen LLP as described in Items 304 (a)(1)(iv) and (v) of Regulation S-K, respectively.

     Accordingly, Arthur Andersen LLP has not advised the Registrant of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements; (ii) any information which would cause Arthur Andersen LLP to no longer rely on management's representations, or that would cause Arthur Andersen LLP to be unwilling to be associated with the financial statements prepared by management; (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; (iv) any action, due to the dismissal of Arthur Andersen LLP or otherwise, not to the expand the scope of its audit or conduct further investigation; and (v) any information that has come to the attention of Arthur Andersen LLP that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

(b) On August 19, 1998, the board of directors of the Registrant engaged the accounting firm of KPMG Peat Marwick, LLP as principal accountants of the Registrant for the fiscal year ended December 31, 1998. Neither the Registrant nor any of its subsidiaries has consulted KPMG Peat Marwick, LLP during the Registrant's two most recent fiscal years and the interim period through August 19, 1998.

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS

               16.1 Letter regarding change in certifying accountant
                    from Arthur Andersen LLP to the Securities
                    Exchange Commission.









     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      C-ATS SOFTWARE INC.


Date: August 26, 1998                 By: /s/ James E. Graber
                                          ----------------------------
                                          James E. Graber
                                          Chief Financial Officer and Treasurer


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